Exhibit 10.1
                            ASSURENET PATHWAYS, INC.

                         RESTATED 1982 STOCK OPTION PLAN
                (Restated and amended through December 21, 1995)

      I.          PURPOSES OF THE PLAN

                  This Restated 1982 Stock Option Plan (the "Plan") is a consolidation of two pre-existing stock option plans maintained by AssureNet Pathways, Inc., a California corporation (the "Company"): (i) the 1982 Incentive Stock Option Plan and (ii) the 1982 Supplemental Stock Option Plan, and this restated Plan shall accordingly supersede those two plans and serve as their successor. The Plan is intended to promote the interests of the Company by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations), (ii) the non-employee members of the Company's Board of Directors (or the board of directors of any parent or subsidiary corporations) and (iii) consultants and independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or its parent or subsidiary corporations).

                  For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                        (i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                       (ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      II.         ADMINISTRATION OF THE PLAN

                  The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board, however, may at any time appoint a committee ("Committee") of three (3) or more members of the Board and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

                  The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan) shall have full power and authority (subject to the provisions of the
Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

      III.        ELIGIBILITY FOR OPTION GRANTS

                  The persons eligible to receive option grants under the Plan are as follows:

                        (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Company (or its parent or subsidiary corporations);

                        (ii) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations: and

                        (iii) those consultants or independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations).

                  The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.

      IV.         STOCK SUBJECT TO THE PLAN

                  The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued collectively over the terms of this Plan and the Company's 1986 Stock Purchase Plan (the "Purchase Plan") shall not exceed 3,950,000 shares. Accordingly, the number of shares available for issuance under the Plan shall be reduced on a one for one basis by (i) the number of shares of

Common Stock (whether vested or unvested) from time to time, issued or reissued under this Plan or the Purchase Plan, and (ii) the number of shares for which options are surrendered under this Plan. The total number of shares issuable under this Plan and the Purchase Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section IV.

                  Should an option expire or terminate for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan or share issuances under the Purchase Plan. Shares subject to any option or portion thereof surrendered in accordance with Section IX of the Plan and shares repurchased by the Company pursuant to its repurchase rights under either this Plan or the Purchase Plan shall not be available for subsequent option grants under the Plan.

                  In the event any change is made to the Common Stock issuable under this Plan and the Purchase Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number of shares issuable under both this Plan and the Purchase Plan and (ii) the number of shares and price per share of the Common Stock subject to each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

      V.          TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or nonstatutory options. Individuals who are not employees of the Company or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section VI.

                  1.       Option Price.

                  A. The option price per share shall be fixed by the Plan Administrator; provided, however, that in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

                  B. If any individual to whom an option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Shareholder), then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value of one share of Common Stock on the date of grant.

                  C. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

                        (i) full payment in cash or cash equivalents: or

                       (ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below); or

                      (iii) payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the option price.

                        Should the Company's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then to the extent the option is exercised for vested shares, the option price may also be paid through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions to (I) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (II) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

                  Except to the extent such sale and remittance procedure is utilized, payment of the option price must occur at the time the option is exercised.

                  For purposes of this subparagraph C, the Exercise Date shall be the first date on which the Company shall have received both written notice of the exercise of the option and payment of the option price for the purchased shares.

                  D. The fair market value of a share of Common Stock on any relevant date under subparagraph A, B or C above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                       (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                      (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including one or more independent professional appraisals.

                  2.       Term and Exercise of Options.

                  Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option: provided, however, that no such option shall have a maximum term in excess of ten (10) years from the grant date and provided, further, that no such option granted to a 10% Shareholder shall have a maximum term in excess of five (5) years from the grant date. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

                  3.       Effect of Termination of Employment.

                  A. Should an optionee cease to be a Service Provider to the Company for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to Section XI below) remain exercisable for more than a thirty-six (36) month period (or such shorter period determined by the Plan Administrator and specified in the instrument evidencing the grant) following the date of such cessation of Service Provider status; provided, however, that under no circumstances shall such options be exercisable after the specified expiration date of the option term. Each such option shall, during such thirty-six (36) month or shorter period, be exercisable only to the extent of the number of vested shares (if any) for which the option is exercisable on the date of such cessation of Service Provider status. Upon the expiration of such thirty-six (36) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                  B. Any option granted to an optionee under the Plan and exercisable in whole or in part on the date of the optionee's death may be subsequently exercised, but only to the extent of the number of vested shares
(if any) for which the option is exercisable on the date of the optionee's death, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the first anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

                  C. Notwithstanding subparagraphs A and B above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the optionee ceases Service Provider status, to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the limited period of exercisability following the cessation of Service Provider status as provided in Section V.3.A above, the option may be exercised not only with respect to the number of shares for which it is exercisable at the time of the optionee's cessation of Service Provider status but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service Provider status not occurred.

                  D. For purposes of the  foregoing  provisions  of this Section
V.3 (and all other provisions of the Plan), unless it is evidenced otherwise in the specific option agreement evidencing the option grant and/or the purchase agreement evidencing the purchased optioned shares, the optionee shall be deemed to be a Service Provider to the Company for so long as such individual renders services on a periodic basis to the Company or any parent or subsidiary corporation in the capacity of an Employee, a nonemployee member of the board of directors or an independent consultant or advisor. The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations.

                  4.       Shareholder Rights.

                  An optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price.

                  5.       Repurchase Rights.

                  The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Company in accordance with the following provisions:

                  A. The Plan Administrator may in its discretion determine that it shall be a term and condition of one or more options exercised under the Plan that the Company (or its assignees) shall have the right, exercisable upon the optionee's cessation of Service Provider status, to repurchase at the option price all or (at the discretion of the Company and with the consent of the optionee) any portion of the shares of Common Stock previously acquired by the optionee upon the exercise of such option. Any such repurchase right shall be exercisable by the Company (or its assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Service Provider status) as the Plan Administrator may specify in the instrument evidencing such right.

                  B. In no event may the Plan Administrator impose a vesting schedule upon any option granted under the Plan or upon any shares of Common Stock issued under the Plan which is more restrictive than 20% per year annual vesting, beginning one year after the grant date of the option.

                  C. The Plan Administrator may assign the Company's repurchase rights under subparagraph A. above to any person or entity selected by the Plan Administrator, including one or more shareholders of the Company. If the selected assignee is other than a parent or subsidiary corporation of the Company, then the assignee must make a cash payment to the Company, upon the assignment of the repurchase rights, in an amount equal to the excess (if any) of the fair market value of the unvested shares at the time subject to the repurchase rights and the aggregate repurchase price payable for such unvested shares thereunder.

                  D. All of the Company's outstanding repurchase rights shall automatically terminate, and all purchased shares under the Plan shall immediately vest in full, upon the occurrence of any Corporate Transaction under
Section VII; provided, however, that no such termination of the repurchase rights or immediate vesting of the purchased shares shall occur if (and to the extent) (i) the Company's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination of repurchase rights and acceleration of vesting are precluded by other limitations imposed by the Plan Administrator at the time of the option grant.

                  E. The Plan Administrator may also in its discretion establish as a term and condition of one or more options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued upon the exercise of such options. Any such right of first refusal shall be exercisable by the Company (or its assignees) in accordance with the terms and conditions set forth in the instrument evidencing such right.

      VI.         INCENTIVE OPTIONS

                  The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                   A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

                   B. Sequential Exercise Rule. Except to the extent now or hereafter permitted by Section 422A of the Internal Revenue Code, no Incentive Option granted prior to January 1, 1987 may be exercised while there remains outstanding (within the meaning of subsection (c)(7) of such Section 422A) any other pre-1987 Incentive Option which was granted at an earlier date to the optionee to purchase stock in the Company or in any other corporation which is on the date of grant of the later option either a parent or subsidiary
corporation   of  the  Company  or  a  predecessor   corporation   of  any  such
corporations.

                  C. Dollar Limitation. The aggregate fair market value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any parent or subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

      VII.        CORPORATE TRANSACTIONS

                   A. In the event of any of the following transactions (a "Corporate Transaction"):

                        (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                        (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger,

then  each  option   outstanding   under  the  Plan  shall  terminate  upon  the
consummation of such Corporate Transaction and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

                  B. If the Company is the surviving entity in any merger or other business combination, then each option which remains outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable, in consummation of such merger or business combination, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such merger or business combination. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance in the aggregate under this Plan and the Purchase Plan following the consummation of such merger or business combination shall be appropriately adjusted.

                  C. The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      VIII.       CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of fair market value (one hundred percent (100%) of fair market value in the case of an Incentive Option or, in the case of a 10% Shareholder, not less than one hundred and ten percent (110%) of fair market value) on the new grant date. If one or more of the cancelled options are pre-1987 Incentive Options, then such options shall (solely for purposes of the "sequential exercise" rule of Section VI.B. as applied to other outstanding pre-1987 Incentive Options) be considered to be outstanding options until the expiration date initially specified for the option term.

      IX.         SURRENDER OF OPTIONS FOR CASH OR STOCK

                  A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section IX, one or more  optionees  may
be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Company equal in amount to the excess of (i) the fair market value (at date of surrender) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                  B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section IX may be made in shares of Common Stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  C. If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the date of surrender and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten (10) years (or five (5) years in the case of a 10% Shareholder) after the date of the option grant.

                  D. Notwithstanding the foregoing provisions of this Section IX, should twenty-five percent (25%) or more of the Company's outstanding voting stock be acquired, at a time when one or more classes of the Company's equity securities are registered under Section 12(g) of the 1934 Act, pursuant to a tender or exchange offer (I) which is made by a person or group of related persons other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company and (II) which the Board does not recommend the Company's shareholders to accept, then each officer or director who is at the time subject to the short-swing profit restrictions of the Federal securities laws shall have the right (exercisable for a period not to exceed thirty (30) days) to surrender any or all options held by such individual under this Plan, to the extent such options are at the time exercisable for vested shares, and receive in exchange therefor an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the date of surrender) of the number of shares in which the optionee is at the time vested under the surrendered option or portion thereof over (ii) the aggregate option price payable for such vested shares. The approval of the Plan Administrator shall not be required for such surrender, and the distribution to which such individual shall become entitled upon such surrender shall be made entirely in cash.

                  E. For purposes of subparagraph D. above, the fair market value per share of the vested Common Stock subject to the surrendered option shall be deemed to be equal to the greater of (a) the value per share on the date of surrender, as determined in accordance with the valuation provisions of
Section V.1.D or (b) the highest reported price per share paid in effecting the tender or exchange offer. However, if the surrendered option is an Incentive Option, then the fair market value of the vested shares subject to the surrendered option shall not exceed the value per share determined under clause
(a) above.

      X.          LOANS OR GUARANTEE OF LOANS

                  The Plan Administrator may assist any optionee (including any officer or director) in the exercise of one or more options under the Plan by
(a) authorizing the extension of a loan to such optionee from the Company, (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral (other than to optionees who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price payable for the purchased shares plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.

      XI.         EXTENSION OF EXERCISE PERIOD

                  The Plan Administrator shall have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee's termination of Service Provider status from the twelve
(12) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

      XII.        AMENDMENT OF THE PLAN

                  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever;
provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan; and provided, further that the Board shall not, without the approval of the Company's shareholders, (i) increase the maximum number of shares issuable in the aggregate under this Plan and the Purchase Plan, except for permissible adjustments under Section IV, (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participants under the Plan.

      XIII.       EFFECTIVE DATE AND TERM OF PLAN

                  A. This restated Plan is a consolidation of the Company's 1982 Incentive Stock Option Plan and 1982 Supplemental Stock Option Plan. This restated Plan shall accordingly supersede those two prior stock option plans and shall serve as their successor. The provisions of this restatement shall apply only to options granted under the Plan from and after the date this restatement is adopted by the Board. Each option issued and outstanding under either the 1982 Incentive Stock Option Plan or the 1982 Supplemental Stock
Option Plan immediately prior to such adoption of this restatement shall continue to be governed by the terms and conditions of the particular plan under which such option was granted (and the instrument evidencing such grant) as in effect on the grant date, and nothing in this restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such prior options with respect to the acquisition of shares of Common Stock thereunder.

                  B. On January 23, 1991, the Board increased the number of shares available for issuance under the Plan by 1,000,000 shares and extended the term of the Plan by five years. On February 22, 1991, the Board further increased the number of shares issuable hereunder by 400,000 shares and on August 17, 1992, the Board further increased the number of shares issuable hereunder by an additional 400,000 shares. The shareholders approved the January 1991 and February 1991 amendments on March 11, 1991 and the August 1992 amendment on October 4, 1992. On December 21, 1995, the Board increased the number of shares available for issuance under the Plan by 950,000 shares. The Company's shareholders approved the increase on February 20, 1996.

                  C. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan on or after December 5, 1995 and for all non-statutory options outstanding under the Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after December 5, 1995.

                  D. Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) August 30, 1997, or (ii) the date on which all shares available for issuance in the aggregate under this Plan and the Purchase Plan shall have been issued either (a) pursuant to the exercise or surrender of options granted hereunder or (b) pursuant to the issuance of shares under the Purchase Plan. If the date of termination is determined under clause (i) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                  E. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance in the aggregate under this Plan and the Purchase Plan, provided (i) an amendment to increase the maximum number of shares issuable in the aggregate under this Plan and the Purchase Plan is adopted by the Board prior to the initial grant of any such option and within one year thereafter such amendment is approved by the Company's shareholders and (ii) each option granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such shareholder approval.

      XIV.        USE OF PROCEEDS

                  Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

      XV.         REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

      XVI.        FINANCIAL REPORTS

                  The Company shall deliver financial and other information regarding the Company, on an annual or other periodic basis, to each individual holding an outstanding option under the Plan, to the extent the Company is required to provide such information pursuant to Section 260.140.41.2 of the Rules of the California Corporations Commissioner.